EX-10.6
WELLUX  ACQUISITION  AGREEMENT

     ACQUISITION  AGREEMENT
     ----------------------

     Acquisition Agreement, made this10th day of June, 1999 by and between BEACON LIGHT HOLDING CORPORATION a Nevada Corporation, of 54 Hazard Avenue, Suite 270, Enfield, Connecticut (the "Buyer") and CROWN UNION INVESTMENT LIMITED a Hong Kong Corporation of House 23, DD 192, Lot 423, Kwan Yam Garden, Kwun Yam Shan, Tze Wan Shan, Kowloon, Hong Kong (the "Sellers").

     Whereas Buyer, directly and through one or more subsidiaries, intends to engage in the import, design and manufacture of adult toys and novelties; and

     Whereas Wellux Industries Limited, Enterprise Square, Tower II 9 Sheung Yuet Road, Suite 1903, Kowloon, Hong Kong, A Hong Kong Corporation (the "Company"), is engaged in the import, design and manufacture of adult toys and novelties, which it stocks in its warehouse, and then markets them to its specialized distribution systems to various wholesalers and retailers; and

     Whereas the parties hereto deem it to be in the best interest of each of them that Buyer purchase 100 percent of the issued and outstanding capital stock of the Company, and generally succeed to the business of the Company, all pursuant to such terms, provisions and conditions as the parties hereto shall agree; and

     Whereas the parties have entered into a preliminary Acquisition Agreement subject to the Buyer's due diligence on March 17, 1999.

     Now, therefore, in consideration of the premises and of the mutual promises and covenants hereinafter set forth, the parties hereto agree further, more and simultaneously update their agreement made on March 17, 1999 as follows:

1.     Purchase  and  Payment
A.     Purchase  and  Sale  of  Stock.

     a. Buyer agrees to purchase from Seller and Seller agrees to sell, assign, transfer and deliver to Buyer 100 percent of all the issued and outstanding stock of the Company all of whom are owned by the Sellers (the "Stock").

     b. The purchase and payment for the Stock by Buyer shall take place at the time and in the manner hereinafter provided, and the sale, assignment, transfer and delivery of the Stock by Sellers, shall take place on the Closing
Date at the Closing as those terms are hereinafter defined, subject to the fulfillment of the conditions hereinafter provided.

     B. Purchase Price. The aggregate purchase price of the Stock (the "Purchase Price"), shall be Four Million (4,000,000) newly issued common shares of the Buyer. The shares comprising the Purchase Price, shall be transferred to the Sellers at closing. Each certificate of common share shall bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY BE RESOLD OR OTHERWISE TRANSFERRED ONLY IF REGISTERED PURSUANT TO THE PROVISIONS OF THE ACT OR IF COUNSEL FOR THE COMPANY DETERMINES THAT AN EXCEPTION FOR REGISTRATION IS AVAILABLE.

2.     Representation  and  Warranties  of  Buyer.   Buyer hereby represents and
warrants  to  the  Sellers  that:

A. Organization and Qualification. The Buyer (a) is a duly organized and validly existing corporation under the laws of the State of Nevada, (b) the execution, delivery and performance of this Agreement by the Buyer has been duly authorized by all necessary corporate action, (c) this Agreement is a valid and legally binding obligation of the Buyer enforceable in accordance with the terms hereof, (d) no governmental authorization, approval, order, license, permit, franchise or consent and no registration or filing with any governmental authority is required in connection with the execution, delivery or performance of this Agreement by the Buyer.

B. Capital Structure. The Buyer (a) is authorized by its charter and applicable law to issue 45,000,000 shares of common stock having a par value of $.001, of which as of the date hereof 17,596,422 shares were issued and outstanding, no shares were issuable and reserved for issuance pursuant to the Buyer's stock option and purchase plans and 5,000,000 shares of preferred stock having a par value of $.001, of which as of this date hereof, no shares were issued and outstanding; (b) All of the outstanding shares have been, or upon issuance will be, validly issued and are fully paid and non-assessable (c) has all voting rights vested exclusively in the presently issued and outstanding capital stock; and (d) has outstanding no bonds, debentures or other similar evidences of indebtedness.

C. Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Buyer threatened against or affecting the Buyer, the Common Stock of the Buyer or the Buyer's officers or directors in their capacity as such.

3.     Representation  s  and  Warranties  of  the  Sellers  and   the  Company.
Sellers hereby warrant and represent to Buyer that, as of the date hereof, the following statements are true and correct:

     A. Corporate Status. The Company is (a) duly organized, validly existing and in good standing under the laws of Hong Kong; (b) has full power to own all its properties and carry on its business as it is now being conducted;
and (c) is qualified to do business as a foreign corporation in each of the jurisdictions in which it operates and the character of the properties owned by the Company or the nature of the business transacted by the Company does not make qualification necessary in any other jurisdiction or jurisdictions.

     B. Authority to Sell. Sellers have full right, power and authority to sell, transfer and deliver the Business owned by such Seller to Buyer in accordance with the terms of this Agreement, and otherwise to consummate and close the transaction provided for in this Agreement in the manner and upon the terms herein specified.

     C. Financial Statements. At or prior to the date of this Agreement, the Company has delivered to Buyer internal financial statements as of December 31, 1998, and said internal financial statements, including the related notes and explanatory notes, present fairly the financial position of the Company at the date thereof and the results of its operations for the periods therein indicated, in conformity with generally accepted accounting principals applied on a basis consistent in each case with that of the preceding year.

     D.     Period  Since  Most  Recent  Financials.   From the date of the most
recent reviewed internal balance sheet included in the Company's Financials, the Company has:

     a. Not suffered any material adverse change in its financial condition, assets, liabilities or business.

     b. Not affirmatively waived, canceled or compromised any of its rights, debts or claims of substantial value.

     c. Not issued any additional shares of stock, rights or options to purchase or convert into such stock, or other securities.

          d. Not made any distributions to its shareholders, as shareholders, of any assets, by way of dividends, purchase of shares or otherwise.
     e. Not mortgaged, pledged or granted a lien or encumbrance on any of its properties or assets, except with respect to equipment purchased by the Company during such period.

     f. Not sold or transferred any of its assets, tangible or intangible, except motor vehicles and except inventory and other assets sold or disposed of in the ordinary and usual course of business.

     g. Not incurred any extraordinary losses, within the meaning of generally accepted accounting principles, and/or incurred or become liable for any obligations or liabilities except current liabilities, within the meaning of generally accepted accounting principles, incurred in the ordinary and usual course of business, or made any extraordinary expenditures, within the meaning of generally accepted accounting principles, other than for the purchase of motor vehicles and for additions and betterments to existing plant, equipment and facilities.

     h. Not increased the rate of compensation for any of its officers or directors nor for any executive employees, except as may be in accord with past practices and in the usual and ordinary course of business of the Company.

     i. Not experienced any material adverse effect on its business, properties and assets as the result of any fire, explosion, earthquake, flood, drought, windstorm, accident, strike, embargo, confiscation of vital equipment, material or inventory, cancellation of contracts by any domestic or foreign government, or any agency thereof, or customer whose business with seller represents 5% or more of sellers gross revenue, riot, activities of armed forces, or acts of God or the public enemy.

     j. To the best knowledge of Seller, it not incurred any liabilities, contingent or otherwise, except those stated in the balance sheet of the Company as of December 31, 1998.

     E. Capital Structure. The Company (a) is authorized by its charter and applicable law to issue capital stock of the type and having par values as set forth herein; (b) has no other issued and outstanding shares of its capital stock whatever; (c) does not have authorized, issued or outstanding any subscription, option, warrant, conversion or other rights to the issuance or receipt of any shares of its capital stock; (d) has all voting rights vested exclusively in the present issued and outstanding capital stock; and (e) has outstanding no bonds, debentures or other similar evidences of indebtedness except as specifically disclosed in its balance sheet as of January 31, 1999, (and related noted thereto).

     F. Ownership of Stock. All of the issued and outstanding shares of capital stock of the Company are owned by Crown Union Investment Ltd. Sellers own beneficially and of record the number of shares set forth in Schedule A. Seller holds such ownership free and clear of all liens, claims, debts, encumbrances and assessments, and any and all restrictions as to sale, assignment or transferability thereof. Sellers have full right, power and authority to sell, transfer and deliver all of the business and assets to Buyer in accordance with the terms of this Agreement, and otherwise to consummate and close the transaction provided for in this Agreement in the manner and upon the terms herein specified.

     G. Title to Assets. The Company has good and marketable title to all of its assets, which good and marketable title is free and clear of all mortgages, pledges, liens, credit agreements, title retention agreements, security agreements, taxes, claims, debts and other obligations and encumbrances, (b) the lien, if any, of current taxes not yet due and payable and
(c) such additional encumbrances or imperfections of titles, if any, which are not substantial in character, amount or extent and which do not materially detract from the value, or materially interfere with the present or future intended use, of the property subject thereto or affected thereby, and which do not otherwise materially impair or affect the business and operations of the Company.

     H. Peaceable Possession of Assets. The ownership and possession of all of the assets of the Company have been peaceable and undisturbed and the title thereto has never been disputed or questioned to the knowledge of the Company; nor does the Company know of any facts by reason of which the possession or title thereof by the Company might be disturbed or questioned or by reason of which any claim to its assets might arise or be set up adverse to the Company.

     I. Regulatory Good Standing. The Company has all material rights, certificates, authorities, permits, licenses, franchises and other authorizations necessary to and has complied in material respects with all laws applicable to, the conduct of its business in the manner and in the areas in which such business is presently being conducted and all such certificates, authorities, rights, permits, licenses, franchises and authorizations are valid, in good standing, in full force and effect, under no orders of suspension or restraints, and subject to no disciplinary, probationary or other orders. To the best of its knowledge, the Company has engaged in no activity whatever which would cause or lead to proceedings involving revocation, suspension, restraint, disciplinary action or any other action whereby any of such certificates, authorities, rights, permits, licenses, franchises or authorizations, or any part thereof, might be canceled, terminated, suspended, impaired, lost or otherwise adversely affected, and no action or proceeding looking to or contemplating any of the foregoing is pending or to the Company's knowledge threatened. The foregoing shall not be deemed to constitute a warranty or representation that the Company has not heretofore or shall not hereafter suffer to be committed minor and unintentional violations of any governmental regulations of such nature as not to cause either suspension or revocation of the Company's operating authority.

     J. Litigation. The Company is not a party to any pending or to its knowledge threatened suit, action, proceeding, prosecution or litigation which might materially adversely affect the financial condition, business, assets, properties, certificates, rights, authorities, franchises or authorizations of the Company, or materially interfere therewith, nor to the knowledge of the Company is there any threatened or pending governmental investigation involving the Company or any of its operations, including inquiries, citations or complaints by any governmental agency, which would materially adversely affect the financial condition, business, assets or properties of the Company; and there are no outstanding, existing or pending judgments, orders, decrees, rulings, directives, stipulations or other mandates of any court or any public or quasi-public agency, body or official which have been in any way violated as they relate to or affect the Company or any of the Company's properties, businesses, operations, affairs or activities.

     K. Defaults. There are no material defaults on the part of the Company under any contract, lease, mortgage, pledge, credit agreement, title retention agreement, security agreement, lien, encumbrance or any other commitment, contract, agreement or undertaking to which the Company is a party.

     L. Tax Returns. All returns for income taxes, surtaxes, excess profits taxes, franchise taxes, sales and use taxes, real and personal property taxes and any and all other taxes to which the Company, or its assets, operations or income may be subject, due as of the date hereof, have been duly prepared and filed in good faith and all taxes shown thereon have been paid or are accrued on the books of the Company.

     M. Tax Accruals. All other taxes and other assessments and levies which the Company is required by law to withhold or to collect have been duly withheld and collected and have been paid over to the proper governmental authorities or are held by the Company for such payment and all such withholding and collections and all other payments unpaid and due in connection therewith as of January 31, 1999 are duly reflected in the balance sheet of the Company as of said date.

     N. Labor Problems. No labor or labor union problems or difficulties, strikes, walk-outs, slow downs, job actions, boycotts arbitration, investigations, litigation or similar proceedings with respect thereto, are presently existing, suffered, pending or threatened with respect to the Company, its employees, business operations, assets or properties.

     O. Compliance with Law. All of the properties, assets and business operations of the Company conform in material respects with all applicable ordinances, regulations, laws and statutes, including but not limited to building, zoning, safety, highway and other such laws, rules, regulations and ordinances.

     P. Infringements. The Company has never been charged with infringement or violation of any adversely held patent, trademark, trade name, or copyright, with claims reading on operations of the Company or on apparatus or methods employed by the Company in effecting the same, which would materially adversely affect any operation of the Company, nor is the Company using or in any way making use of any confidential information or trade secrets, of any former employer or any present or past employee of the Company except as a result of the acquisition of the business of such former employer.

     Q. Truth of Representation. No representation by the Company made in this Agreement and no statement made in any certificate or schedule furnished in connection with the transaction herein contemplated contains or will contain any knowingly untrue statement of a material fact or knowingly omits or will omit to state any material fact reasonably necessary to make any such representation or any such statement not misleading to a prospective purchaser of the Stock.

4.     Covenants  of  the Sellers and the Company.   Sellers hereby covenant and
agrees  as  follows:

     A. Inspection of Records. During the period from the date hereof through the Closing Date as that term is hereinafter defined (the "Contract Period"), the Buyer shall have the right and opportunity at its own expense to make such examination and investigation of the Company's business, properties and affairs as the Buyer may deem reasonably necessary or desirable for all purposes relating to this Agreement and to that end, throughout the Contract Period, the Company will allow and grant the Buyer, its officers, counsel, accountants, auditors and executive employees full, free and continuous access, during normal business hours and without interference with the conduct of the Company's business, to all of the premises, properties, contracts, commitments, leases, books, papers, documents, instruments, books of account, minutes and other records of the Company and will furnish and provide the Buyer with all such financial and other statements and all such additional information and particulars in respect of the business, properties and affairs of the Company as the Buyer may, from time to time during the Contract Period, reasonably request or require.

     B.     Conduct of Business.   During the period from the date hereof to the
Closing  Date  as  that  term  is  hereinafter  defined,  the  Company  shall:

a. Conduct its business and operations solely in the usual, normal and ordinary course;

b. Issue no additional shares of stock, options, call or other rights to purchase such stock, or any other securities of any kind whatever;

c. Make no distributions to its shareholders, as shareholders, of any of its assets or properties by way of dividends, purchase of shares, redemption or otherwise.

     d. Not transfer to any person, firm or corporation any customers, customer lists or customer accounts of the Company;

e. Make no increase of any kind in any salary, wages, bonus or compensation of any officer, employee, representative or agent of the Company or pay any extra compensation of any kind whatever to any of such persons, except with respect to such increases in or additions to compensation as may be required to be paid in accordance with existing firm and binding contracts and commitments of the Company and except as may be in accordance with past practices and in the usual  and  ordinary  course  of  business  of  the  Company;

     f.     Not  sell,  transfer  or  dispose  of  any  Stock.

     g. Not sell, transfer or dispose of any of its business, properties or assets, tangible or intangible, except for a full and fair consideration in the usual and ordinary course of business;

     h. Make no purchases or acquisitions of any real or personal property nor increase or decrease inventory, except in the usual and ordinary course of its business;

     i. Not subject any of its business, property or assets whatever, tangible or intangible, to any mortgage, lien, pledge, hypothecation or encumbrance in any manner except for a full and fair consideration in the usual and ordinary course of business;

     j. Not borrow any money, make any unusual or extraordinary expenditures or incur or become liable for any obligations or liabilities except current liabilities in the usual and ordinary course of its business;

     k. Not make any loans or advances or extend any credit except in the usual and ordinary course of its business.

     C.     Publicity.   All notices to third parties other than Sellers and all
other publicity concerning the transactions contemplated by this Agreement shall be planned and coordinated jointly by Buyer and by the Company.

     D. Warranties and Representations. The Company will promptly to Buyer copies of any and all financial statements of the Company prepared by or for the Company subsequent to the date hereof, and will promptly furnish to and advise the Buyer of any and all material information, details, facts and circumstances concerning the Company's financial condition, or business arising subsequent to the date of this Agreement by reason of which any changes, modifications, amendments, additions or deletions from any Schedule annexed hereto or any warranty, representation, covenant or condition recited herein would be necessary to render the same true and correct in material respects and not materially false or misleading, as of the date such information, details, facts and circumstances are furnished to the Buyer.

5. Conditions Precedent to Closing. All obligations of the Buyer under this Agreement are subject to the fulfillment of each of the following conditions, in addition to the fulfillment of any and all other conditions set forth in this Agreement:

     A. Effectiveness of Warranties. Each and every one of the warranties and representations of Sellers and the Company as hereinbefore set forth in Paragraph 4 hereof, shall be true at and as of the Closing Date as though such representations were made at and as of such time.

     B. Performance of Covenants. Each and every covenant herein made by Sellers and the Company, as set forth in Paragraph 4, which are to be performed at or prior to the Closing Date, shall have been duly performed by such times.

     C.     Financial  Condition.   The  financial  condition  and  financial
statements  of  the  Company  are  such  that:

     a. During the period from the date of the Company's January 31, 1999, 1998 internal financial statement to the Closing Date, there have been no material adverse changes in the capital stock or long term debt, within the meaning of general accepted accounting principles, of the Company or any material adverse change in the financial condition or results of operations of the Company.

     D. Management. Subject to removal by a vote of the majority of the shareholders in the next election of directors, Hans Lodders will serve as the Buyer's Chairman of the Board and Managing Director of its Far East Operations; Jerry Gruenbaum will remain as the Buyer's President and member of the Board; and Ronald Steenbergen will serve on the Buyer's Board of Directors.

E. Corporate Action. Prior to the Closing Date, the Board of Directors of the Company shall have duly adopted resolutions to the same effect with respect to the aforesaid matters.

     F. Termination. In the event any of the foregoing conditions shall not be fulfilled prior to the Closing, unless caused by any action or failure to act on the part of Buyer, Buyer shall have the right to terminate the Agreement by notice thereof in writing to the Company, and the parties hereto shall be restored as far as possible to status quo, whereupon the parties hereto shall have no further obligations or liabilities hereunder, one against the other, except for the obligation of Buyer under Section H here of which shall survive a termination of this Agreement.

6.     Indemnification.

     A. Buyer shall be indemnified by Sellers and the Company, and the Sellers and the Company will hold harmless the Buyer from and against any losses, damages or expenses which may be suffered or incurred by Buyer arising from or by reason of the inaccuracy of any statement, representation or warranty of Sellers or the Company made herein or, in any schedule hereto or certificate delivered in connection herewith, or the failure of Sellers or the Company to perform any agreement made by them herein. Buyer shall give Seller prior written notice of any claim, demand, suit or action with respect to which indemnity may be sought pursuant to this Section. Sellers, in every such case, shall have the right at his sole expense and cost to participate in contesting the validity or the amount of any such claim, demand, suit or action. In the event Buyer suffers loss, damage or expense and is entitled to indemnification under this Section, the amount of any such loss, damage or expense shall be assessed against and shall be paid by Sellers. Sellers shall have no liability under this Section unless a claim for indemnification is made by the Buyer prior to the Six (6) month anniversary of the Closing. Notwithstanding anything herein to the contrary, Sellers shall have no liability under this Section for any loss, damage, expense or amount suffered or incurred by Buyer or the Company
(a) as a result of any election made by the Buyer or the Company subsequent to the Closing under Section 338 of the Internal Revenue Code of 1954, as amended, or (b) which is covered by insurance maintained by the Company on the Closing Date.

     B. The Buyer shall indemnify the Company and Sellers and shall hold the Company and Sellers harmless, on demand, from and against any losses, damages or expenses which may be suffered or incurred by the Company or Seller arising from or by reason of the inaccuracy of any statement, representation or warranty of the Buyer made herein or in any document or instrument delivered by Buyer to Sellers or the Company in connection with the transactions herein contemplated, or the failure of Buyer to perform any agreement or covenant made by it herein or in any document or instrument delivered by Buyer to Sellers or the Company in connection with the transactions herein contemplated.

7.     Closing.

A. Time and Place. The closing under this Agreement (the "Closing") and all deliveries hereunder shall take place at the office of the Seller on May 17,
     1999 or such other date as shall be agreed upon by all the parties ("the Closing date").

B.     Delivery  of  Documents.

     a. At the Closing, the Company will deliver to the Buyer the following documents:

     (i) A written opinion, dated on the Closing Date, of counsel representing the Company, to the effect that the Company has been duly incorporated and is on the closing date validly existing as a corporation in goof standing under the laws of the state of its incorporation; that the Company is duly qualified or licensed as a foreign corporation in all other states in which it does business; that the shares of capital stock delivered by Sellers to Buyer at the Closing have been validly issued and are outstanding, fully paid, and non-assessable, and constitute all of the issued and outstanding shares of capital stock of the Company; that such counsel knows of no litigation, proceeding or investigation pending or threatened against the Company or Sellers which might result in any material adverse change in the business, properties or financial condition of the Company or which questions the validity of this Agreement or of any action taken pursuant to or in connection with the provisions of this Agreement, other than as represented elsewhere in this Agreement' and that to the knowledge of such counsel the sale, transfer, assignment and delivery by Sellers to Buyer of the Stock pursuant to this Agreement will vest in Buyer all rights, title and interest in and to such Stock tree and clear of all liens, encumbrances, and equities.

     (ii) A written confirmation dated the Closing Date, by the accountant who reviewed any and all of the financial statements of the Company and who most recently examined the books and records of the Company.

     (iii) A certificate of the Chief Executive Officer and the Chief Financial Officer of the Company, dated the Closing Date certifying to the best of his knowledge, in reasonable detail as Buyer may request on and as of said date, to the fulfillment, as of the Closing Date, of each and every one of the conditions precedent to the closing set forth in Paragraph 5 hereof, and specifically setting forth each and every change, amendment, modification, omission or addition to any provision hereof or schedule annexed hereto or furnished thereunder, necessary to render each and every one of the provisions hereof or schedules annexed hereto correct and accurate in material respects and not materially false or misleading.

     (iv) Such additional copies or duplicate originals of the above described documents and such other documents, undertakings and assurances as Buyer shall reasonably require, all of which documents, undertakings and assurances shall be delivered to Buyer sufficiently in advance of the Closing Date, as Buyer shall reasonably require, so as to permit adequate inspection and examination thereof, all of which documents, undertakings and assurances shall be in form satisfactory to counsel to Buyer.

     b.     At  the  Closing,  Buyer  will deliver to each Seller the following:

     (i) A written opinion of counsel to Buyer, dated as of the Closing, to the effect of the representations of Buyer and the Majority Stockholders in
Section  2  hereof.

8. Confidentiality. All information and documentation provided or to be provided by the Company or Sellers to Buyer in connection with this Agreement and the transactions contemplated hereby has been and shall be provided in the strictest confidence. Pending the Closing, Buyer covenants and agrees not to use any of such information or documentation in or for the benefit of any business engaged in directly or indirectly by Buyer and not to furnish or disclose any of such information or documentation to any person or company. If the transactions contemplated by this Agreement are not consummated, Buyer covenants and agrees to return all such information and documentation to the Company and not retain any copies thereof, and Buyer further covenants and agrees to maintain the confidentiality of such information and documentation and to neither use any of it in or for the benefit of any business engaged in directly or indirectly by the Buyer nor furnish or disclose any of it to any person or company.

9.     General  Provisions.

     A. Survival of Representations, Warranties and Covenants. Unless otherwise expressly provided herein, the representations, warranties, covenants, indemnities and other agreements herein contained shall be deemed to be continuing and shall survive the consummation of the transactions contemplated by this Agreement.

     B.     Diligence.    The  parties  hereto  agree  that  each  shall  with
reasonable diligence proceed to take all action, which may be reasonably required to consummate the transaction herein contemplated.

     C.     Waivers.     Each  party  hereto  may:

     a. Extend the time for performance of any of the obligations of the other party;

     b. Waive in writing any inaccuracies in representations and warranties made to it contained in this Agreement or any schedule hereto or any certificate or certificates delivered by any of the other parties pursuant to this Agreement; and

     c.     Waive  in  writing  the  failure  of   performance  of  any  of  the
agreements, covenants, obligations or conditions of the other parties herein set forth, or alternatively terminate this Agreement for such failure.

     D. Non-Waiver. The waiver by any party hereto of any breach, default, inaccuracy or failure by another party with respect to any provision in this Agreement or any schedule hereto shall not operate or be construed as a waiver of any other provision thereof or of any subsequent breach thereof.

     E. Further Assurances. Each party hereto agrees to execute such further documents or instruments, requested by the other party, as may be reasonably necessary or desirable to effect the purposes of this Agreement and to carry out its provisions, at the expense of the party requesting the same.

     F. Entire Agreement. This Agreement constitutes a complete statement of all the arrangements, understandings and agreements between the parties, and all prior memoranda and oral understandings with respect thereto are merged in this Agreement. There are no representations, warranties, covenants, conditions or other agreements among the parties except as herein specifically set forth, and none of the parties hereto shall rely on any statement by or on behalf of the other parties which is not contained in this Agreement.

     G. Governing Law. Irrespective of the place of execution or performance of this Agreement, it shall be governed by and construed in accordance with the laws of State of New York applicable to contracts made and to be performed in the State of New York, and cannot be changed, modified, amended or terminated except in writing, signed by the parties hereto.

     H. Benefit and Assignability. This Agreement shall bind and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns, provided, however, that this Agreement cannot be assigned by any party except by or with the written consent of the others. Nothing herein expressed or implied is intended or shall be construed to confer upon or to give any person, firm or corporation other than the parties hereto and their respective legal representatives, successors and assigns any rights or benefits under or by reason of this Agreement.

I.     Approval  of Counsel.    The form of all legal proceedings and all of the
papers and documents used or delivered thereunder, shall be subject to the approval of counsels to Buyer and Sellers.

J.     Costs.   The  Buyer  shall  bear  its  own  costs  and  expenses  of  the transaction. The costs and expenses of Sellers in connection with this Agreement and the transactions contemplated hereby shall be borne and paid by Sellers.

     K.     Counterparts.    This  Agreement  may  be  executed in any number of
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

L. Notices. Any notices and other communications under this Agreement shall be in writing and shall be considered given if delivered personally or mailed by certified mail to the party, for whom such notice is intended, at the address indicated at the outset hereof (or at such other address as such party may specify by notice to the other parties hereto).

     M.     Headings.    The  headings in this Agreement are intended solely for
convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

     N. Further Action. Any further action required or permitted to be taken under this Agreement, including giving notices, executing documents, waiving conditions, and agreeing to amendments or modifications, may be taken on behalf of a party by its Board of Directors, its President or any other person designated by its Board of Directors, and when so taken shall be deemed the action of such party.

     IN WITNESS WHEREOF, the parties hereto have respectively executed this Agreement the day and year first above written.

BUYER
BEACON  LIGHT  HOLDING  CORPORATION

By:  /s/Jerry  Gruenbaum___
   ------------------------
Jerry  Gruenbaum,  President

SELLER
CROWN  UNION  INVESTMENT  LIMITED

By:/S/Hans  Lodders
   ----------------
Hans  Lodders

By:/s/Ronald  Steenbergen
   ----------------------
Ronald  Steenbergen
    168